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                                                               RULE 497(e)
                                                               FILE NOS. 2-80886
                                                               AND 811-03626

                                CITIZENS FUNDS(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                  AUGUST 27, 2004 (as amended October 7, 2004)

      This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated August 27, 2004. A copy of the current Prospectus for each Fund can be obtained by calling (800) 223-7010, by writing Citizens Funds, One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

      Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds annual and semi-annual reports. For a free copy of an annual or semi-annual report, please call (800) 223-7010.

                                CITIZENS FUNDS(R)

                                Citizens 300 Fund
                            Citizens Core Growth Fund
                          Citizens Emerging Growth Fund
                       Citizens Small Cap Core Growth Fund
                               Citizens Value Fund
                          Citizens Small Cap Value Fund
                             Citizens Balanced Fund
                           Citizens Global Equity Fund
                              Citizens Income Fund
                         Citizens Ultra Short Bond Fund
                           Citizens Money Market Fund


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
TABLE OF CONTENTS                                              PAGE
Citizens Funds................................................  2
Investment Strategies, Risks and Fundamental and
Non-Fundamental Policies .....................................  2
Trustees, Officers and Beneficial Owners...................... 16
Investment Advisory and Other Services........................ 24
Brokerage Allocation and Soft Dollars......................... 31
Ownership of Shares and Shareholder Rights.................... 34
How We Value Fund Shares...................................... 38
Tax Matters................................................... 41
Financial Statements.......................................... 43
Proxy Voting Guidelines and Procedures........................ 43
Appendix A:  Description of Ratings........................... 52
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CITIZENS FUNDS

      Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of eleven separate series, each with its own investment objective, assets and liabilities, including:
Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund
(inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94),
Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund
(inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date
12/28/99), Citizens Value Fund (the successor to the Meyers Pride Value Fund)
(inception date 6/13/96), Citizens Balanced Fund (inception date 12/20/02),
Citizens Ultra Short Bond Fund (inception date 11/21/02), Citizens 300 Fund
(inception date 8/29/03) and Citizens Small Cap Value Fund (inception date
3/31/04). On September 14, 2001, shareholders of the Meyers Pride Value Fund approved its reorganization into the Citizens Value Fund, a newly-created series of the Trust, effective September 24, 2001. Unless otherwise noted, all historical fees, expenses and performance set forth herein or in the prospectus relating to the Citizens Value Fund for periods prior to the reorganization relate to the Meyers Pride Value Fund.

      On May 28, 1992 the Trust, which had operated as a money market fund since
1983, changed its name from Working Assets Money Fund to Working Assets Common
Holdings. On October 5, 1995 the Trust changed its name from Working Assets
Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds covered by this Statement of Additional Information is referred to herein as a "Fund," or, collectively, the "Funds."

      This Statement of Additional Information relates to Standard,
Administrative and Institutional Class shares of the Funds.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS

      In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

      The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Investment Structure

      Each of the Citizens 300 Fund, Core Growth Fund, Emerging Growth Fund,
Small Cap Core Growth Fund, Value Fund, Balanced Fund, Global Equity Fund and
Small Cap Value Fund may invest up to 25% of their respective assets in one or more Citizens money market funds.

Preferred Stock

      Each Fund (other than Citizens Money Market Fund) may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common

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stock. Preferred stocks are, however, like equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities

      Each Fund, other than Citizens Money Market Fund, may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

      In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      The Citizens Value Fund will limit investments in convertible securities to those generally considered to be investment-grade debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. A description of ratings is contained in Appendix A.

Derivative Securities

      Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds, other than Citizens Money Market Fund, may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will segregate liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

      OPTIONS. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date
(the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date.
The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

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      A Fund may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a Fund may be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

      A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if a Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.
Covering an option does not protect a Fund from risk of loss.

      When a Fund writes a call option, the Fund, in return for a fee, or "premium," agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option.
If a Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

      A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

      A Fund may write put options in an attempt to enhance its current return.
Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

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      A Fund may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

      A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

      Call options may also be purchased in order to increase a Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a Fund owns, when the Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

      FUTURES CONTRACTS. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      WARRANTS. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

      STRUCTURED SECURITIES. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

      RISKS. The use of derivative securities depends on the Fund manager's or a sub-adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

- the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;

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-     an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

- the possible absence of a liquid secondary market for any particular derivative at any time;

- the potential loss if the counter party to the transaction does not perform as promised; and

- the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Options may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

      Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

      Structured Securities, or Strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A
Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments
(including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars.
Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Repurchase Agreements

      The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

      The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Foreign Securities

      Each Fund, other than Citizens Money Market Fund, and especially Citizens
Global Equity Fund, may invest in foreign securities that meet the Trust's social and financial criteria. For Citizens Value Fund, such securities must be publicly-traded in the United States in the form of American Depositary Receipts
(ADRs) or similar instruments that are traded in United States dollars.
Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A
Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under

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certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

      Each Fund (other than Citizens Money Market Fund) may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S.
bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

      The Funds (other than Citizens Money Market Fund) may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S.
securities are heightened by investing in emerging markets countries.
Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures.
Such characteristics can be expected to continue in the future.

"When-Issued" Securities

      Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange
Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the "Adviser" or
"Citizens Advisers") or a sub-adviser were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Private Placements and Illiquid Investments

      Each Fund may invest up to 15% of its net assets (up to 10% of net assets for Citizens Money Market Fund) in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for

                                       8

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which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities

      Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Real Estate Securities

      Each Fund (other than Citizens Money Market Fund) may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Lending of Portfolio Securities

      Each Fund may lend (a "Lending Fund") its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Adviser.

Dividend Paying Equity Securities

      Each Fund (other than the Citizens Money Market Fund) may invest in the common stock of companies that pay dividends in order to seek to increase the income of the Fund. At times these income oriented equity investments may have short holding periods. There is a risk that transaction costs and/or losses on these types of investments could exceed the amount of the dividend paid by a company. In addition, holding stock for short-term periods could have the effect of increasing the annual rate of portfolio turnover of a Fund, and as a result, increase the Fund's general operating expenses.

Hedging Risk

      Citizens Global Equity Fund may (but is not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

                                       9
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Short-Term Debt Obligations

      The Funds may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances.
Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

      U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal
Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks that are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

      Each Fund may invest in obligations of, or guaranteed by, the U.S.
Government, its agencies or instrumentalities. These include issues of the U.S.
Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury
Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S.
Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage
Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

      The Funds may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

      Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.
Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

                                       10

Asset-backed Securities

      The Funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

SOCIALLY RESPONSIBLE INVESTING

      Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner, which includes investing in companies that have positive workplace, community and environmental records.

      In finding such investments, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse primary and secondary data sources. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process.

Companies are eliminated from investment consideration if they:

  - Produce tobacco or tobacco products, or distribute/sell tobacco or tobacco products as the primary line of business;

  - Produce alcoholic beverages or distribute/sell alcoholic beverages as the primary line of business;

  - Operate nuclear power plants or are primary suppliers of nuclear power;

  - Have material interests in the manufacture or distribution/sales of weapons or weapons-specific components;

  - Are involved in gambling as the primary line of business;

  - Lack diversity at the level of the board of directors or top two tiers of senior management; or

  - Test on animals where not required by law in the manufacture of personal care products.

      Once a company passes the above exclusionary screens, our research team conducts qualitative analysis seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

BUSINESS PRACTICES AND CORPORATE GOVERNANCE

  - We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products and services responsibly.

  - We create a corporate governance profile for companies, and seek to invest in companies that demonstrate "best practices" related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

  - We consider the social impact of a company's services and product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

ENVIRONMENTAL PERFORMANCE

  - We consider each company's environmental performance based on its historical and current environmental impacts, the existence and comprehensiveness of its environmental policies and the current industry practices. We avoid companies with poor environmental records in the context of these criteria.

  - We favor companies that have minimal impact on the environment, best-in-class practices and clearly defined environmental goals. We look for companies with rigorous environmental policies that are continually enforced and for companies that engage in proactive environmental initiatives.

HUMAN RIGHTS

  - We do not invest in companies that have patterns of permitting the use of child labor, forced labor or other abuses in the manufacture of their products.

  - We seek companies that have, and make available, their codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers. We favor companies that use independent, third-party auditors to enforce their codes of conduct.

DIVERSITY AND EQUAL OPPORTUNITY

  - We avoid companies that have a pattern of discrimination against employees or customers based on age, gender, religion, race, disability or sexual orientation.

  - We favor companies that promote equal opportunity and have written nondiscrimination policies that include age, gender, religion, race, disability or sexual orientation. We also seek companies that actively recruit, hire and promote individuals in order to create a diverse workforce. We look for companies that procure supplies and services from women or minority-owned businesses.

EMPLOYEE RELATIONS

  - We do not invest in companies that have patterns of labor law violations or that engage in unfair labor practices.

  - We avoid companies that have poor safety records or consistent patterns of OSHA violations.

  - We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit sharing.

  - We favor companies that provide benefits to same-sex partners.

COMMUNITY RELATIONS

  - We consider each company's relationship to the community in which it operates, with particular attention to community concerns with the company facilities and practices.

  - We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

ANIMAL TESTING

  - We favor companies that actively support, find and use alternatives to animal testing.

  - We avoid companies with a pattern of violations of the Animal Welfare Act.

      All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

      The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

      6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

      As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund other than Citizens Money

Market Fund, and no more than 10% of the net assets of Citizens Money Market Fund, will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Trust's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

      As a non-fundamental policy, Citizens Small Cap Core Growth Fund will, under normal circumstances, invest at least 80% of its net assets in stocks of companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, Citizens Global Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, the Citizens Ultra Short Bond Fund will, under normal circumstances, invest at least 80% of its net assets in bonds and other related instruments. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, Citizens Small Cap Value Fund will, during normal market conditions, invest at least 80% of the fund's net assets in the common stock of companies with market capitalizations that, when purchased, are within the range of the Russell 2000 Index. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

      Each Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or
(ii) for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than Citizens Money Market Fund which invests exclusively in money market instruments) and may adversely impact Fund performance.

PORTFOLIO TURNOVER

      With regard to Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of the U.S. Government and its agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a sub-adviser.

      For Citizens Income Fund and Citizens Ultra Short Bond Fund we purchase fixed income securities and for Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens 300 Fund and Citizens Small Cap Value Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

      Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. For example, Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. The following chart shows each Fund's portfolio turnover rate for the periods indicated.

                            PORTFOLIO TURNOVER RATES
                           FISCAL YEARS ENDED JUNE 30

                                                            2002                               2003                    2004
                                                            ----                               ----                    ----
Citizens 300 Fund(1)                                        N/A                               N/A                     32.98%
Citizens Core Growth Fund                                 76.40%                             183.75%                 228.43%
Citizens Emerging Growth Fund                            202.57%                             315.89%                 151.80%
Citizens Small Cap Core Growth Fund                      294.26%                             349.79%                 207.80%
Citizens Value Fund(2)                                    34.77%, 5.87%                      209.72%                 130.18%
Citizens Small Cap Value Fund(3)                            N/A                               N/A                     42.36%
Citizens Balanced Fund                                      N/A                              140.42%(4)               98.20%
Citizens Global Equity Fund                              132.82%                              42.05%                  49.16%
Citizens Income Fund                                      54.05%                             195.73%                  64.37%
Citizens Ultra Short Bond Fund                              N/A                               56.04%(5)               80.96%

(1) Turnover rate is for the period of August 29, 2003, the commencement of operations, to June 30, 2004

(2) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and was managed by Meyers Capital Management, LLC. Turnover rates are for the year ended May 31, 2002, the period June 1, 2002 through June 30, 2002, and the fiscal years ended June 30, 2003 and June 30, 2004, respectively.

(3) Turnover rate for the period of March 31, 2004, the commencement of operations, to June 30, 2004.

(4) Turnover rate for the period of December 20, 2002, the commencement of operations, to June 30, 2003.

(5) Turnover rate for the period of November 21, 2002, the commencement of operations, to June 30, 2003.

MORE DETAILS ON CITIZENS MONEY MARKET FUND

      The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

      1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's, S&P or any other Nationally Recognized Statistical Rating Organization.

      2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

      3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies - Repurchase Agreements."

      4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Trust's Board of Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the non-fundamental investment policies of the Funds under "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies" above.

      5. The Fund may not sell short or buy on margin and may not write put or call options.

      Quality and Maturity of Securities. Because Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

      Immediately after Citizens Money Market Fund acquires any security, no more than 5% of the Fund's total assets may be invested in securities issued by the issuer of that security, except that this limitation does not apply to U.S. Government securities or to securities subject to an unconditional guarantee or demand feature provided by an entity that does not control, is not under common control with and is not controlled by the issuer of the underlying security (a "non-controlled person"). Also, notwithstanding the foregoing, the Fund may invest up to 25% of its total assets in the First Tier Securities (defined below) of a single issuer for up to three business days after the acquisition of the security.

      With respect to 75% of the Fund's total assets, immediately after the Fund acquires a guarantee or demand feature or a security subject to a guarantee or demand feature that is provided by a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature. Immediately after the Fund acquires a security subject to a guarantee or demand feature that is provided by an entity that is not a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature.

      Citizens Money Market Fund also may only invest in securities that are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Trust's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above and, in the case of a security subject to a conditional demand feature, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act.1 The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds' Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for eleven funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with his or her Fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

INTERESTED TRUSTEES

                                 POSITION(S) W/ FUNDS AND                           PRINCIPAL OCCUPATION(S)
NAME AND AGE                     DATE ELECTED OR APPOINTED                          DURING PAST 5 YEARS
------------                     -------------------------                          -------------------
SOPHIA COLLIER                   TRUSTEE SINCE 10/91                         PORTFOLIO MANAGER, CITIZENS FUNDS, SINCE 3/95
48                               PRESIDENT 1991-1998 AND                     MAJORITY OWNER AND CHAIR OF BOARD OF DIRECTORS,
                                 SINCE 8/02, CHAIR OF BOARD                  CITIZENS ADVISERS, INC., SINCE 12/91
                                 1/02 - 8/02                                 PRESIDENT, CITIZENS ADVISERS, INC., 12/91 - 9/98 AND
                                                                             SINCE 7/02
                                                                             PRESIDENT, NORTHPOINT TECHNOLOGY, LTD., 1/97 -6/02
                                                                             CHAIR OF THE BOARD OF DIRECTORS, NORTHPOINT
                                                                             TECHNOLOGY, LTD., SINCE 6/02

--------
(1) Sophia Collier and each officer listed as an interested person of the Funds, is interested by virtue of their position or affiliation with the Funds' investment adviser. Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

INTERESTED TRUSTEES

                                   POSITION(S) W/ FUNDS AND                          PRINCIPAL OCCUPATION(S)
NAME AND AGE                       DATE ELECTED OR APPOINTED                         DURING PAST 5 YEARS
------------                       -------------------------                         -------------------
MITCHELL A. JOHNSON               TRUSTEE EMERITUS  8/01                     PRESIDENT, MAJ CAPITAL MANAGEMENT (PERSONAL
62                                -11/02 AND SINCE 2/04,                     INVESTMENTS), SINCE 8/94
                                  TRUSTEE 12/97 - 8/01 AND                   SENIOR VICE PRESIDENT, CORPORATE FINANCE, STUDENT
                                  11/02 - 2/04                               LOAN MARKETING ASSOCIATION, 5/73 - 8/94

INDEPENDENT TRUSTEES

                                          POSITION(S) W/ FUNDS AND                        PRINCIPAL OCCUPATION(S)
NAME AND AGE                              DATE ELECTED OR APPOINTED                       DURING PAST 5 YEARS
------------                              -------------------------                       ----------------------
WALTER D. BRISTOL, JR.                    TRUSTEE SINCE 5/01                         EXECUTIVE VICE PRESIDENT FOR CORPORATE
54                                        CHAIR SINCE 8/04                           OPERATIONS AND CHIEF FINANCIAL OFFICER,
                                          VICE CHAIR 8/02 - 8/04                     AMERICAN HEART ASSOCIATION, SINCE 5/96

JEANNIE H. DIEFENDERFER                   TRUSTEE SINCE 5/01                         SENIOR VICE PRESIDENT, VERIZON, SINCE 8/04
43                                                                                   VICE PRESIDENT, VERIZON, 8/02-7/04
                                                                                     GROUP PRESIDENT, VERIZON, 8/01-7/02
                                                                                     SENIOR VICE PRESIDENT, VERIZON, 5/98 - 7/01
                                                                                     EXECUTIVE DIRECTOR, VERIZON, 2/96 - 4/98

PABLO S. EISENBERG                        TRUSTEE SINCE 12/99                        SENIOR FELLOW, PUBLIC POLICY INSTITUTE,
72                                                                                   GEORGETOWN UNIVERSITY, SINCE 1/99
                                                                                     EXECUTIVE DIRECTOR, CENTER FOR COMMUNITY
                                                                                     CHANGE, 5/75-6/98

ORLANDO HERNANDEZ                         TRUSTEE SINCE 8/01                         VICE PRESIDENT OF FINANCE, TEXAS INSTRUMENTS,
57                                                                                   5/76-4/01

MARTHA S. POPE                            TRUSTEE SINCE 12/99                        TRUSTEE, NATIONAL PARK FOUNDATION, SINCE 8/00
59                                        CHAIR 8/02 - 8/04                          TRUSTEE, HOFSTRA UNIVERSITY, SINCE 6/00
                                                                                     SENIOR ADVISOR FOR THE NORTHERN IRELAND PEACE
                                                                                     NEGOTIATIONS, 1/95-7/98

OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S) W/ FUNDS AND                PRINCIPAL OCCUPATION(S)
NAME AND AGE                       DATE ELECTED OR APPOINTED                  DURING PAST 5 YEARS
----------------                   -------------------------               ------------------------
SEAN P. DRISCOLL                   TREASURER SINCE 3/99              SENIOR VICE PRESIDENT, CITIZENS ADVISERS, INC,
39                                                                   SINCE 4/03
                                                                     VICE PRESIDENT, CITIZENS ADVISERS, INC., 10/99-4/03
                                                                     ASSISTANT TREASURER, CITIZENS ADVISERS, INC.,
                                                                     10/02-12/02
                                                                     DIRECTOR, CITIZENS ADVISERS INC., 11/98-10/99
                                                                     DIRECTOR, FUND ADMINISTRATION, STATE STREET
                                                                     BANK AND TRUST COMPANY, 3/98-11/98

MARCIA KOVALIK                     SECRETARY SINCE 5/03              VICE PRESIDENT, CITIZENS ADVISERS, INC., SINCE
41                                 ASST. SECRETARY 5/01-5/03         4/03
                                                                     COUNSEL, CITIZENS ADVISERS, INC., 2/01-4/03
                                                                     ASSOCIATE, BOYNTON, WALDRON, DOLEAC, WOODMAN
                                                                     & SCOTT, P.A., 9/95-2/01

OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S) W/ FUNDS AND                PRINCIPAL OCCUPATION(S)
NAME AND AGE                       DATE ELECTED OR APPOINTED               DURING PAST 5 YEARS
------------                       -------------------------          ---------------------------------------
ALAINA METZ (2)                    ASST. SECRETARY SINCE 2/01         CHIEF ADMINISTRATIVE OFFICER, BISYS FUND
37                                                                    SERVICES OHIO, INC., SINCE 6/95

      The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of the Independent Trustees of the Trust.

      The Audit Committee met four times last year to review the Funds' internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

      The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Nominating Committee periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee did not meet last year.

      The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Funds' continued leadership in providing socially responsible investments for its shareholders. The Social Responsibility Committee met four times last year.

      The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.

      The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2003.

                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                 FUNDS OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES              TRUSTEE IN CITIZENS FAMILY
   NAME OF TRUSTEE                                    IN EACH FUND                                     OF FUNDS
   ---------------                                    ------------                           --------------------------
     Interested Trustees

Sophia Collier                                Citizens 300 Fund - over $100,000                      Over $100,000
                                              Citizens Small Cap Core Growth
                                               Fund - over $100,000
                                              Citizens Money Market Fund-
                                              $10,001-50,000

Mitchell A. Johnson                           Citizens Small Cap Core Growth                         $10,001-50,000
                                               Fund-$10,001-50,000
                                              Citizens Value Fund-$1-10,000

---------------------
(2) Address:  BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                EQUITY SECURITIES IN ALL
                                                                                                FUNDS OVERSEEN BY TRUSTEE
                                            DOLLAR RANGE OF EQUITY SECURITIES                    IN CITIZENS FAMILY OF
    NAME OF TRUSTEE                                  IN EACH FUND                                         FUNDS
    ---------------                         ---------------------------------                   -------------------------
Independent Trustees

Walter D. Bristol, Jr.                      Citizens Income Fund-$10,001-                             $  10,001-50,000
                                            50,000

Jeannie H. Diefenderfer                                  None                                               None

Pablo S. Eisenberg                          Citizens Core Growth Fund                                 $10,001 - 50,000
                                            $10,001 - 50,000
                                            Citizens Global Equity Fund -
                                            $1 - 10,000

Orlando Hernandez                                        None                                               None

Martha S. Pope                              Citizens Core Growth Fund  -                              $10,001 - 50,000
                                            $10,001 - 50,000
                                            Citizens Emerging Growth Fund  -
                                            $1 - 10,000
                                            Citizens Global Equity Fund -
                                            $1 - 10,000

The following compensation table discloses the aggregate compensation paid to the Trustees from the Trust for services provided for the Trust's fiscal year ended June 30, 2004. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                                                            CITIZENS FUNDS - COMPENSATION TABLE
                                ---------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF FUNDS
                                 AGGREGATE                PENSION OR               IN CITIZENS            TOTAL COMPENSATION
                                COMPENSATION          RETIREMENT BENEFITS        FAMILY OF FUNDS          FROM REGISTRANT AND
                                  FROM THE            ACCRUED AS PART OF           OVERSEEN BY            FUND COMPLEX PAID TO
       NAME                         FUNDS                FUND EXPENSES               TRUSTEE                     TRUSTEES
       ----                         -----                -------------              -------                     --------
Interested Trustees
Sophia Collier*                     N/A                      N/A                       11                         N/A
Mitchell A. Johnson*                N/A                      N/A                       11                         N/A

*Sophia Collier and Mitchell A. Johnson receive no compensation from the Trust for serving as Trustees.

                                                                              NUMBER OF FUNDS
                                    AGGREGATE           PENSION OR          IN CITIZENS FAMILY          TOTAL COMPENSATION
                                  COMPENSATION      RETIREMENT BENEFITS          OF FUNDS              FROM REGISTRANT AND
                                      FROM          ACCRUED AS PART OF         OVERSEEN BY             FUND COMPLEX PAID TO
       NAME                         THE FUNDS          FUND EXPENSES              TRUSTEE                    TRUSTEES
       ----                         ---------          -------------              -------                    --------
Independent Trustees**

Walter D. Bristol, Jr.               $23,250                N/A                      11                       $23,250
Jeannie H. Diefenderfer               16,673                N/A                      11                        16,673
Pablo S. Eisenberg                    15,750                N/A                      11                        15,750
Orlando Hernandez                     18,250                N/A                      11                        18,250
Martha S. Pope                        23,250                N/A                      11                        23,250

----------------------------

**Judy Belk resigned as a Trustee of the Trust on February 16, 2004. Ms. Belk received aggregate compensation from the Funds and total compensation from the Trust in the amount of $12,893.06 for the period of July 1, 2003 - February 16, 2004.

      As of July 31, 2004, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of a Fund or class of a Fund except as set forth below:

                                                                                                                    PERCENTAGE
       FUND                                       SHAREHOLDER                              ADDRESS                   OWNERSHIP
       ----                                       -----------                              -------                   ---------
Citizens Money Market                          G CAMERON DUNCAN                    3554  APPLETON ST NW                 8.32%
 Fund, Institutional shares                                                        WASHINGTON, DC 20008

Citizens Money Market                          GOLDEN GATE COUNCIL OF              425  DIVISADERO                      5.87%
 Fund, Institutional shares                    AMERICAN YOUTH                      STE 307
                                               HOSTELS INC.                        SAN FRANCISCO, CA 94117

Citizens Money Market                          O P & W E EDWARDS
 Fund, Institutional shares                    FOUNDATION I                        PO BOX 2445                         28.94%
                                               ACCOUNT 2                           RED LODGE, MT 59068

Citizens Income Fund                           CHARLES SCHWAB & CO INC             101  MONTGOMERY ST                   6.16%
                                               ATTN MUTUAL FUNDS                   SAN FRANCISCO, CA 94104

Citizens Emerging                                                                  101  MONTGOMERY ST                  16.02%
 Growth Fund, Standard                         CHARLES SCHWAB & CO INC             SAN FRANCISCO, CA 94104
 shares                                        ATTN MUTUAL FUNDS

Citizens Emerging                              NATIONAL FINANCIAL SERV             200 LIBERTY ST 5TH FLR               5.13%
 Growth Fund, Standard                         CORP                                1 WORLD FINANCIAL CENTER
 shares                                        ATTN GLEN LUKE                      NEW YORK, NY 10281

Citizens Emerging Growth Fund, Institutional   EA TAX SHELTERED                    45  NOB HILL RD                     51.54%
 shares                                        WANNUITY TRUST                      MADISON, WI 53713


                                                                                                                   PERCENTAGE
                     FUND                             SHAREHOLDER                        ADDRESS                    OWNERSHIP
                     ----                             -----------                        -------                    ---------
Citizens Emerging Growth Fund, Institutional        SEI TRUST COMPANY              ONE FREEDOM VALLEY DR               33.52%
shares                                              C/O LAIRD NORTON               OAKS, PA 19456

Citizens Emerging Growth Fund, Administrative       ING LIFE INSURANCE &           151 FARMINGTON AVE                   9.23%
shares                                              ANNUITY CO.                    152 HARTFORD, CT 06156

                                                    ADAM HOCHSCHILD
Citizens Emerging Growth Fund, Administrative       HKH FOUNDATION
shares                                              C/O YOHALEM GILLMAN &          477 MADISON AVE                     13.73%
                                                    CO.                            NEW YORK, NY 10022

Citizens Emerging Growth Fund, Administrative       ING NATIONAL TRUST             151  FARMINGTON AVE                 65.07%
shares                                                                             HARTFORD, CT 06156

Citizens Global Equity Fund, Standard shares        CHARLES SCHWAB & CO INC        101  MONTGOMERY ST                  34.18%
                                                    ATTN MUTUAL FUNDS              SAN FRANCISCO, CA 94104

Citizens Global Equity Fund, Standard shares        NATIONAL FINANCIAL SERV        200 LIBERTY ST 5TH FLR               7.16%
                                                    CORP                           1 WORLD FINANCIAL CENTER
                                                    ATTN GLEN LUKE                 NEW YORK, NY 10281

Citizens Global Equity Fund, Institutional          CHARLES SCHWAB & CO INC        101  MONTGOMERY ST                   6.78%
shares                                              ATTN MUTUAL FUNDS              SAN FRANCISCO, CA 94104

                                                    FIDELITY INVESTMENTS
Citizens Global Equity Fund, Institutional          INSTITUTIONAL OPS CO INC       100  MAGELLAN WAY                   28.66%
shares                                              AS AGENT FOR CERTAIN           COVINGTON, KY
                                                    EMPLOYEE BENEFIT PLAN          41015

Citizens Global Equity Fund, Institutional          WEA TAX SHELTERED              45  NOB HILL RD                     29.72%
shares                                              ANNUITY TRUST                  MADISON, WI 53713

Citizens Global Equity                              SEI TRUST COMPANY              ONE FREEDOM VALLEY DR               16.27%
Fund, Institutional shares                          C/O LAIRD NORTON               OAKS, PA 19456

                                                    TURTLE CO
Citizens Global Equity Fund, Institutional          C/O STATE ST BANK &            BOX 5489                            12.69%
shares                                              TRUST CO                       BOSTON, MA 02206

Citizens Global Equity Fund, Administrative         ING LIFE INSURANCE &           151  FARMINGTON AVE                  5.93%
shares                                              ANNUITY CO.                    HARTFORD, CT 06156

                                                    CHASE MANHATTAN BANK NA
Citizens Global Equity Fund, Administrative         ADVANCED HOME CARE             ONE CHASE SQUARE
shares                                              403B                           ROCHESTER, NY 14643                  6.87%

                                                                                                                         PERCENTAGE
                     FUND                                      SHAREHOLDER                          ADDRESS              OWNERSHIP
                     ----                                      -----------                          -------              ---------
                                                   CHASE MANHATTAN BANK
Citizens Global Equity Fund, Administrative        NA
shares                                             HAYWARD MEMORIAL HOSP                  ONE CHASE SQUARE                 6.30%
                                                   & NURSING 403B                         ROCHESTER, NY 14643

Citizens Global Equity Fund, Administrative        ING NATIONAL TRUST                     151  FARMINGTON AVE             59.77%
shares                                                                                    HARTFORD, CT 06156

Citizens Small Cap Core Growth Fund                CHARLES SCHWAB & CO INC                101  MONTGOMERY ST              20.40%
                                                   ATTN MUTUAL FUNDS                      SAN FRANCISCO, CA 94104

Citizens Small Cap Core Growth Fund                NATIONAL FINANCIAL SERV                200 LIBERTY ST 5TH FLR           6.22%
                                                   CORP                                   1 WORLD FINANCIAL CENTER
                                                   FBO OF OUR CUSTOMERS  ATTN GLEN LUKE   NEW YORK, NY 10281

Citizens Core Growth Fund, Standard shares         CHARLES SCHWAB & CO INC                101  MONTGOMERY ST               7.56%
                                                   ATTN MUTUAL FUNDS                      SAN FRANCISCO, CA 94104

Citizens Core Growth Fund, Institutional shares    MELANIE MILLHORN                       8515 E ORCHARD RD               45.46%
                                                   PLAN ADMINSTRATOR  STATE OF ALASKA     ENGLEWOOD, CO 80111

Citizens Core Growth Fund, Institutional shares    NEWSPAPER GUILD OF NY
                                                     CONSUMERS UNION OF US
                                                    INC PP                                830  BEAR TAVERN RD             13.25%
                                                   C/O IE SHAFFER & CO                    WEST TRENTON, NJ 08628

Citizens Core Growth Fund, Administrative          ING LIFE INSURANCE & ANNUITY CO.       151  FARMINGTON AVE             10.31%
shares                                                                                    HARTFORD, CT 06156

Citizens Core Growth Fund, Administrative          CHASE MANHATTAN BANK NA                ONE CHASE SQUARE                 6.65%
shares                                             LISC 403B PLAN                         ROCHESTER, NY 14643

Citizens Core Growth Fund, Administrative          CHASE MANHATTAN BANK NA                ONE CHASE SQUARE                 5.22%
shares                                             LISC 401K PLAN                         ROCHESTER, NY 14643

                                                   CHASE MANHATTAN BANK
Citizens Core Growth Fund, Administrative          DOWNTOWN BRONX                         ONE CHASE SQUARE                38.58%
shares                                             MEDICAL ASSOC RETIRE                   ROCHESTER, NY 14643


                                                                                                                       PERCENTAGE
                 FUND                                   SHAREHOLDER                         ADDRESS                    OWNERSHIP
                 ----                                   -----------                         -------                    ---------
Citizens Core Growth Fund, Administrative      ING NATIONAL TRUST                      151  FARMINGTON AVE              25.27%
shares                                                                                 HARTFORD, CT 06156

                                               CHARLES SCHWAB & CO INC
Citizens Value Fund                            SPECIAL CUSTODY ACCT                    101  MONTGOMERY ST               17.41%
                                               CUSTOMERS  ATTN MUTUAL FUNDS            SAN FRANCISCO, CA 94104

                                               NATIONAL FINANCIAL SERV CORP            200 LIBERTY ST 5TH FLR            7.37%
Citizens Value Fund                            FBO OF OUR CUSTOMERS                    1 WORLD FINANCIAL CENTER
                                               ATTN GLEN LUKE                          NEW YORK, NY 10281

                                               LOUISA KREISBERG                        61 W 62ND ST                      6.74%
Citizens Balanced Fund                         JOEL KREISBERG                          APT 18E
                                               KREISBERG MARITA LT                     NEW YORK, NY 10023

Citizens Ultra Short Bond Fund                 CHARLES SCHWAB & CO INC                 101  MONTGOMERY ST                8.27%
                                               ATTN MUTUAL FUNDS                       SAN FRANCISCO, CA 94104

Citizens Ultra Short Bond Fund                 CRAIG G SIEGEL                          409  EUREKA ST                    9.51%
                                                                                       SAN FRANCISCO, CA 94114
                                               CAROLYN M KULOG
Citizens Ultra Short Bond Fund                 CAROLYN M KULOG 1999                    1813  MAIN ST                     6.86%
                                               REV TRUST                               BAKER CITY, OR 97814

                                               SEI PRIVATE TRUST
Citizens Ultra Short Bond Fund                 COMPANY  C/O MELLON                     ONE FREEDOM VALLEY DR             9.14%
                                               BANK                                    OAKS, PA 19456

Citizens 300 Fund                              KATHERINE B REYNOLDS                    1801 LAVACA  STE 7C              34.15%
                                                                                       AUSTIN, TX 78701
                                               KATHERINE B REYNOLDS
Citizens 300 Fund                              THE ALICE K MEYER                       1801 LAVACA ST STE 7C             7.43%
                                               TESTAMENTARY TRUST                      AUSTIN, TX 78701

                                               CITIZENS SECURITIES CORP                ONE HARBOUR PL
Citizens 300 Fund                                                                      SUITE 400
                                                                                       PORTSMOUTH, NH 03801             10.10%

                                               COLUMBIA TRUST CO                       1301 SW FIFTH AVE
Citizens 300 Fund                              POWELL'S BOOKS                          PORTLAND, OR                      7.78%
                                               RETIREMENT 401K                         97201

                                                                                                                        PERCENTAGE
          FUND                                        SHAREHOLDER                             ADDRESS                   OWNERSHIP
          ----                                        -----------                             -------                   ---------
Citizens Small Cap Value Fund                  DANIEL LEW                              6  COACHLAMP LN                   7.49%
                                                                                       DARIEN, CT 06820

                                               CITIZENS SECURITIES CORP                ONE HARBOUR PL                   34.67%
Citizens Small Cap Value Fund                                                          SUITE 400
                                                                                       PORTSMOUTH, NH 03801

Citizens Small Cap Value Fund                  ANDREW M MASON                          1600  MARKET ST                   6.93%
                                               MARY E MASON                            SUITE 1725
                                               C/O LEHMAN BROTHERS                     PHILADELPHIA, PA 19103

Citizens Small Cap Value Fund                  DANIEL LEW                              6  COACHLAMP LN                   7.28%
                                               FIONA LEW                               DARIEN, CT 06820

      The Board of Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of July 31, 2004, with the following exceptions: Sophia Collier owned 1.92% of the Citizens 300 Fund and Mitchell Johnson owned 2.00% of the Citizens Small Cap Value Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

      The Funds are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective May 10, 2004 ("Management Agreement"). The Adviser's office is at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to any Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940
Act).

      Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Funds, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds' current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

      The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more sub-advisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any sub-advisers will be liable for any loss to the Funds sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any sub-adviser to the full extent permitted by the Trust's Declaration of Trust.

      In voting to renew the Funds' Management Agreements with the Adviser, the Board first considered the selection of the investment adviser for each Fund. In considering the selection of the adviser, the Board considered the nature, quality and extent of the investment advisory services provided by the Adviser to each Fund. The Board noted with approval the strong ethical compliance culture at the Adviser.

      With respect to the nature and quality of the Adviser, the Board reviewed each Fund's performance and considered the investment style of the portfolio manager(s) of each Fund. In connection with their deliberations, the Board reviewed the performance of each Fund and compared the Fund's performance with that of the Fund's benchmark index and the performance of comparable mutual funds. In considering performance, the Board noted the efforts by the Adviser to improve performance by attracting additional talented personnel. The Board also noted, as part of its performance review, that the Adviser was considering a new sub-adviser for the Global Equity Fund. The Board considered the personnel, organizational capabilities and financial condition of the Adviser, and concluded that these resources were generally adequate for the proposed term of the Management Agreements.

      Based on their review, the Board concluded that it was in the best interests of each Fund and its shareholders to continue to engage the Adviser to manage the Fund. In each case the Board noted that the decision to continue the Adviser as the Fund's adviser affirmed the shareholders' choice to invest and remain invested in a Citizens-advised fund.

      The Board reviewed the information supplied by the Adviser concerning its profitability in relation to each Fund. The Board considered the cost to the Adviser of its services to each Fund and what it is a fair entrepreneurial profit for managing each Fund. The Board noted that there appeared to be a reasonable basis for the methodology underlying the Adviser's profitability analysis and that the profitability with respect to each Fund did not appear to be excessive

      The Board next considered, in light of current asset levels and current circumstances, whether breakpoints in the fee structure for each Fund were appropriate, and determined that the Fund's current fee structure was appropriate.

      The Board next considered the approval of the advisory fees and other amounts to be paid by each Fund to the Adviser under the Management Agreement. The Board reviewed reports detailing each Fund's advisory fee and total expense levels and charges made for comparable investment advisory and management services to comparable mutual funds. Based upon their review, the Board found that the fees provided in the Management Agreement for each Fund were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality rendered to similarly sized funds and fund complexes and in light of the Adviser's profitability analysis. The Board believed that reductions of fees could unduly limit the Adviser's resources.

      In connection with their deliberations concerning the approval of the advisory fees and the amounts to be paid by the Funds to the Adviser under the Management Agreements, the Board considered the additional compensation the Adviser received for administrative and other services provided to each Fund. The Board also considered certain aggregate benefits, other than fees, that the Adviser receives by virtue of its relationship with each Fund.

      Based on these factors, the Board voted to renew each Fund's Management Agreement with the Adviser for an additional one-year period.

      The Prospectus contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to each Fund. The Adviser may reimburse any Fund or waive all or a portion of its management fees.

      Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthy mass-market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of

Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers. Citizens Advisers has retained a sub-adviser to assist in the management of the Citizens Global Equity Fund.

MCLEAN BUDDEN LIMITED

      The sub-adviser for the Citizens Global Equity Fund, McLean Budden Limited ("McLean Budden"), is a registered investment adviser and Canadian corporation. McLean Budden, which is located at 145 King Street West, Toronto, Canada is majority owned by Sun Life Assurance Company of Canada, Inc.

      Under a Sub-Advisory Agreement between the Adviser and McLean Budden, the Adviser pays the following sub-advisory fees based on an annual rate of the Fund's average net assets:

Citizens Global Equity Fund       0.33% on the first $50 million of net assets managed; plus
                                  0.30% on the next $50 million of net assets managed
                                  0.25% on net assets managed over $100 million

MANAGEMENT FEES

      The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

      Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:

                                                                                      MANAGEMENT
          FUND                                                                            FEE
          ----                                                                        ----------
Citizens 300 Fund                                                                        0.20%
Citizens Core Growth Fund                                                                0.50%
Citizens Emerging Growth Fund                                                            1.00%
Citizens Small Cap Core Growth Fund                                                      0.50%
Citizens Value Fund                                                                      0.70%
Citizens Small Cap Value Fund                                                            0.75%
Citizens Balanced Fund                                                                   0.65%
Citizens Global Equity Fund                                                              1.00%
Citizens Income Fund                                                                     0.65%
Citizens Ultra Short Bond Fund                                                           0.35%
Citizens Money Market Fund                                                               0.35%

                       MANAGEMENT FEES PAID TO THE ADVISER
                           FISCAL YEARS ENDED JUNE 30

                                                        2002                        2003                    2004
                                                        ----                        ----                    ----
Citizens 300 Fund                                        N/A                         N/A                 $    8,015(1)
Citizens Core Growth Fund                            $ 2,554,001                 $1,735,879               1,830,177
Citizens Emerging Growth Fund                          2,507,289                  1,673,022               1,863,135
Citizens Small Cap Core Growth Fund                       84,612                     78,127                 126,528
Citizens Value Fund                                      211,877(2)                 129,824                 142,825
Citizens Small Cap Value Fund                            N/A                         N/A                      2,154(3)
Citizens Balanced Fund                                   N/A                          1,909(4)               11,095
Citizens Global Equity Fund                            1,934,591                  1,180,182               1,135,102
Citizens Income Fund                                     483,055                    443,943                 416,408
Citizens Ultra Short Bond Fund                           N/A                         12,468(5)               31,864
Citizens Money Market Fund                               522,807                    431,640                 358,875

(1)Management fee is for the period of August 29, 2003, the commencement of operations, to June 30, 2004.

(2)Meyers Capital Management, LLC, the Adviser to the Meyers Pride Value Fund (the predecessor to the Citizens Value Fund), was paid $45,517 for the period from 6/1/01 to 9/23/01. For the period September 24, 2001 to May 31, 2002, the Adviser was paid $147,496 by the Citizens Value Fund and for the period June 1, 2002 to June 30, 2002, the Adviser was paid $18,864.

(3)Management fee is for the period of March 31, 2004, the commencement of operations, to June 30, 2004.

(4)Management fee is for the period of December 20, 2002, the commencement of operations, to June 30, 2003.

(5)Management fee is for the period of November 21, 2002, the commencement of operations, to June 30, 2003.

CITIZENS SECURITIES, INC.

      Citizens Securities, Inc., a wholly owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor and as the placement agent for the Citizens Prime Money Market Fund. Its offices are located at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

      Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract, which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

                                                        ADMINISTRATIVE
           FUND                                               FEE
           ----                                               ---
Citizens 300 Fund                                            0.15%
Citizens Core Growth Fund                                    0.15%
Citizens Emerging Growth Fund                                0.15%
Citizens Small Cap Core Growth Fund                          0.15%
Citizens Value Fund                                          0.15%
Citizens Small Cap Value Fund                                0.15%
Citizens Balanced Fund                                       0.15%
Citizens Global Equity Fund                                  0.15%
Citizens Income Fund                                         0.15%
Citizens Ultra Short Bond Fund                               0.15%
Citizens Money Market Fund                                   0.15%

      The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian, Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements.

      In addition, Citizens Advisers provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee, except that the Citizens Core Growth Fund, Standard Class shares, pays a percentage on average annual net assets. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

      The Citizens Core Growth Fund, Standard Class shares are charged a shareholder service fee of up to 0.35% of average annual net assets.

                   ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES
                           FISCAL YEARS ENDED JUNE 30

                                                    2002                      2003                       2004
                                                    ----                      ----                       ----
Citizens 300 Fund                                 N/A                          N/A                    $    6,900(1)
Citizens Core Growth Fund                     $1,569,070                   $1,053,398                  1,314,689
Citizens Emerging Growth Fund                    444,849                      308,097                    410,030
Citizens Small Cap Core Growth Fund               34,467                       31,129                     55,268
Citizens Value Fund                               41,846(2)                    32,673                     47,594
Citizens Small Cap Value Fund                     N/A                          N/A                           694(3)
Citizens Balanced Fund                            N/A                             574(4)                   4,223
Citizens Global Equity Fund                      291,207                      184,949                    232,929
Citizens Income Fund                             110,163                       98,843                    128,598
Citizens Ultra Short Bond Fund                    N/A                           4,563(5)                  16,740
Citizens Money Market Fund                       245,160                      191,561                    213,955

(1)Fee is for the period of August 29, 2003, the commencement of operations, to June 30, 2004.

(2)Prior to September 24, 2001, Citizens Value Fund was operated as the Meyer's Pride Value Fund, a series of the Meyers Investment Trust, with BISYS Fund Services serving as Administrator. From June 1, 2001 to September 23, 2001, BISYS was paid $9,222. From September 24, 2001 to May 31, 2002, the fee paid to Citizens Advisers was $38,045, and from June 1, 2002 to June 30, 2002, the fee was $3,801.

(3)Fee is for the period March 31, 2004, the commencement of operations, to June 30, 2004.

(4)Fee is for the period December 20, 2002, the commencement of operations, to June 30, 2003.

(5)Fee is for the period November 21, 2002, the commencement of operations, to June 30, 2003.

12B-1 PLAN

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.

      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder with respect to the Standard and Administrative Class shares of Citizens 300 Fund, Core Growth Fund, Emerging Growth Fund and Global Equity Fund and the Standard Class shares of Citizens Small Cap Core Growth Fund, Value Fund, Small Cap Value Fund, Global Equity Fund, Income Fund, Balanced Fund and Ultra Short Bond Fund (collectively, the "12b-1 Classes of the Funds"). In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the 12b-1 Classes of the Funds and their respective shareholders. Pursuant to this Plan, the Trust, on behalf of the 12b-1 Classes of the Funds, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of the applicable class (iii) advertising, marketing or other promotional activity, and
(iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

      The Distribution Plan allows for compensation to be paid to the Funds' distributor and others in an amount equal to 0.25% of the average annual net assets of the applicable 12b-1 Class of the Fund. The Distribution Plan does not apply to Institutional shares and currently no fees under the Distribution Plan are being imposed on the Citizens Money Market Fund.

      The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to any 12b-1 Class of the Funds at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the applicable class, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

      The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. For the year ended June 30, 2004, the Trust approved and paid to Citizens Securities $1,790,573 under its 12b-1 Plan, broken down by category as follows:

                              DISTRIBUTION EXPENSES

                   MARKETING,    PRINTING & MAILING   COMPENSATION TO
                 ADVERTISING &    OF PROSPECTUS &     BROKER/DEALERS      COMPENSATION       TOTAL AMOUNT OF      TOTAL AMOUNT OF
NAME OF FUND        PUBLIC       SALES LITERATURE      & SERVICE            TO SALES          DISTRIBUTION         DISTRIBUTION
SHARE CLASS       RELATIONS      NON-SHAREHOLDERS     ORGANIZATIONS         PERSONNEL           EXPENSES              FEES
-----------       ---------      ----------------     -------------         ---------           --------              ----
300 Fund
Standard          $  5,387.93       $   465.09        $  2,193.97          $  1,972.01         $ 11,470.85         $ 10,018.64

Core Growth
Standard           404,059.62        34,878.88         164,533.56           147,887.93          860,239.19          751,360.01

Core Growth
Administrative       3,391.72           292.78           1,381.11             1,241.39            7,220.94            6,307.26

Emerging Growth
Standard           229,419.02        19,803.71          93,419.70            83,968.56          488,430.98          426,611.42

Emerging Growth
Administrative      14,959.18         1,291.29           6,091.39             5,475.14           31,847.95           27,817.20


                    MARKETING,     PRINTING & MAILING    COMPENSATION TO
                   ADVERTISING &     OF PROSPECTUS &      BROKER/DEALERS       COMPENSATION      TOTAL AMOUNT OF     TOTAL AMOUNT OF
NAME OF FUND          PUBLIC        SALES LITERATURE       & SERVICE            TO SALES          DISTRIBUTION        DISTRIBUTION
SHARE CLASS         RELATIONS       NON-SHAREHOLDERS      ORGANIZATIONS         PERSONNEL           EXPENSES             FEES
-----------         ---------       ----------------      -------------         ---------           --------             ----
Small Cap Core
Growth
Standard
                     34,021.54          2,936.78             13,853.61          12,452.06         72,431.55           $ 63,263.83
Value
Standard             27,431.16          2,367.89             11,170.00          10,039.95         58,400.69             51,008.86

Small Cap Value
Standard                386.12             33.33                157.23             141.32            822.05                718.16

Balanced              2,294.67            198.08                934.39             839.86          4,885.33              4,267.25
Standard

Global Equity
Standard
                    140,072.14         12,091.19             57,037.54          51,267.14        298,212.28            260,467.58
Global Equity
Administrative        3,127.68            269.98              1,273.59           1,144.75          6,658.79              5,815.64

Income
Standard           $ 86,127.79       $  7,434.65           $ 35,071.34        $ 31,523.22       $183,365.27           $160,156.50

Ultra Short Bond
Standard             12,239.67          1,056.54              4,984.01           4,479.78         26,058.14             22,760.17

EXPENSES

      Other expenses to be paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

      Standard, Institutional and Administrative Class shareholders in the Funds pay their pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and shareholder fees and expenses.

      When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2004, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):

                                 EXPENSE RATIOS
                         FISCAL YEAR ENDED JUNE 30, 2004

Citizens 300 Fund
     Standard Class shares                                                 0.90%
Citizens Core Growth Fund
     Standard Class shares                                                 1.50%

     Institutional Class shares                                            0.77%
     Administrative Class shares                                           1.11%
Citizens Emerging Growth Fund
     Standard Class shares                                                 1.93%
     Institutional Class shares                                            1.30%
     Administrative Class shares                                           1.60%
Citizens Small Cap Core Growth Fund
     Standard Class shares                                                 1.53%
Citizens Value Fund
     Standard Class shares                                                 1.78%
Citizens Small Cap Value Fund
     Standard Class shares                                                 1.60%
Citizens Balanced Fund
     Standard Class shares                                                 1.30%
Citizens Global Equity Fund
     Standard Class shares                                                 2.01%
     Institutional Class shares                                            1.37%
     Administrative Class shares                                           1.71%
Citizens Income Fund
     Standard Class shares                                                 1.45%
Citizens Money Market Fund
     Standard Class shares                                                 0.98%
     Institutional Class shares                                            0.67%
Citizens Ultra Short Bond Fund
     Standard Class shares                                                 0.06%

CODES OF ETHICS

      The Funds, the Adviser, the sub-adviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian

      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Accounting Agent

      The transfer agent, dividend-paying agent and accounting agent for the Funds is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.

Auditors

      PricewaterhouseCoopers LLP, independent registered public accounting firm, audits the financial statements of the Funds and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

      Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

BROKERAGE ALLOCATION AND SOFT DOLLARS

      The factors the Adviser or applicable sub-adviser generally considers when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability and the provision of additional brokerage and research services. These considerations are weighed by the Adviser or a sub-adviser in determining the reasonableness of the overall costs and commissions charged.

      Purchases are made from or through issuers, underwriters, dealers or brokers, and banks that handle the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases through brokers include commissions paid to the broker based upon the transaction size.

      To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a sub-adviser exercises investment discretion.

      The Adviser or a sub-adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser or a sub-adviser has with respect to accounts over which they exercise investment discretion.

      The Adviser will maintain an account with one or more broker-dealers who agree to provide, or pay third parties for, brokerage and research services that are believed to benefit one or more of the Funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. The Adviser or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Credits that are based on commissions paid to these broker-dealers and that are used to obtain such services are sometimes referred to as "soft dollars."

      Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to obtain brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser or the sub-adviser. For these purposes, brokerage and research services mean products and services that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

      Where a Fund is purchasing from an underwriter or dealer (where no commission is paid), if the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

      Certain of the products and services the Adviser receives from brokers are furnished on their own initiative, either in connection with a particular transaction or as part of their overall services. Certain of the funds also do business with dealers that provide research on their own initiative to the Adviser.

      The Funds have established a commission recapture program with certain brokers. Under the program, a percentage of commissions generated by the portfolio transactions of the Funds is rebated to the Funds by participating brokers and is used to reduce the operating expenses of the Funds.

      The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser or subadviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

                              BROKERAGE COMMISSIONS
                           FISCAL YEARS ENDED JUNE 30

                                                                 2002                           2003                    2004
                                                                 ----                           ----                    -----
Citizens 300 Fund(1)                                             N/A                             N/A                 $     8,501

Citizens Core Growth Fund                                     $1,033,788                      $2,147,279               2,833,560

Citizens Emerging Growth Fund                                  1,341,755                       2,003,160                 986,023

Citizens Small Cap Core Growth Fund                              133,261                         278,291                 268,353

Citizens Value Fund                                               93,281(2)                      147,582                  80,236

Citizens Small Cap Value Fund(3)                                  N/A                              N/A                     5,892

Citizens Balanced Fund(4)                                         N/A                              2,626                   4,349

Citizens Global Equity Fund                                      483,912                         116,064                 120,841

Citizens Income Fund                                                   -                               -                       -

Citizens Ultra Short Bond Fund(5)                                 N/A                              N/A                     N/A

(1)For the period August 29, 2003, commencement of operations, to June 30, 2004.

(2)Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and distributed by BISYS LP. Information is provided for fiscal year ended May 31, 2002.

(3) For the period March 31, 2004, commencement of operations, to June 30, 2004.

(4)For the period December 20, 2002, commencement of operations, to June 30, 2004.

(5)For the period November 21, 2002, commencement of operations, to June 30, 2004.

For the fiscal years ended June 30, 2002, 2003 and 2004, the Citizens Global Equity Fund paid the amounts indicated to State Street Capital Markets LLC, an affiliate of SSgA Funds Management, Inc. ("SSgA"). SSgA was the sub-adviser to the Citizens Global Equity Fund:

                                                                                                       PERCENTAGE OF THE FUND'S
                                                                                                        AGGREGATE DOLLAR AMOUNT
                                                                             PERCENTAGE OF THE         OF TRANSACTIONS INVOLVING
                                                       AGGREGATE             FUND'S AGGREGATE                THE PAYMENT OF
                                                       BROKERAGE                 BROKERAGE               COMMISSIONS EFFECTED
                                                    COMMISSIONS PAID        COMMISSIONS PAID TO            THROUGH AFFILIATED
           FUND                                   TO AFFILIATED BROKERS     AFFILIATED BROKERS                   BROKERS
           ----                                   ---------------------     -------------------                  -------
Citizens Global Equity
Fund-2002                                               $40,735                   8.42%                           9.35%

Citizens Global Equity
Fund-2003                                               $26,172                     23%                             26%

Citizens Global Equity Fund-2004                        $ 1,464                      1%                              1%

      For the fiscal year ended June 30, 2004, the Funds directed the following amount of transactions and paid the following brokerage commissions to brokers who provided research services in connection with such transactions (the provision of research services was not necessarily a factor in the placement of all this business with such brokers):

                                                     AMOUNT OF                    COMMISSIONS
                                                    TRANSACTIONS                     PAID
                                                    ------------                     ----
Citizens Core Growth Fund                           $1,681,948,101                  $2,827,499
Citizens Emerging Growth Fund                          582,503,893                     985,137
Citizens Small Cap Core Growth Fund                    103,556,047                     263,982
Citizens Value Fund                                     53,494,259                      79,157
Citizens Balanced Fund                                   3,680,668                       4,349

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

      Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

      By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

VOTING RIGHTS

      Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund and Citizens Global Equity Fund

      The Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens Small Cap Value Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Balanced Fund

      The Citizens Balanced Fund normally declares and pays dividends substantially equal to all net investment income quarterly in March, June, September and December. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Income Fund and Citizens Ultra Short Bond Fund

      The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. Net income for the Citizens Ultra Short Bond Fund is determined and accrued daily and paid monthly. Each Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by each Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

Citizens Money Market Fund

      Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Fund's daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all expenses accrued, including interest, taxes and other expense items, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized gains or losses on investments.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares

      It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds are unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for up to 20 days.

      Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

      A shareholder's redemption proceeds are subject to any applicable redemption fee. The Citizens Global Equity Fund charges a redemption fee of 2% (paid to the Fund) with respect to shares of the Fund redeemed or exchanged within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by the Fund of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

Investment Minimums

      The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).

      The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for a Fund for any reason ($1,000 for UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

      The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

      There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

Automatic Investment Plan

      To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

How to Sell Shares

      Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.

      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser nor the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

      Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

      Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

      Certain requests for redemption under $100,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

      We reserve the right to wait up to seven business days (and up to fifteen days for shares recently purchased) before paying the proceeds of any redemption on any investments made by check or ACH transfer.

Additional Redemption Information

      The Trust pays redemption proceeds within seven business days after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist that would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90-day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

      The Trustees of the Trust may cause the involuntary redemption of shares of a Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 (or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors at the discretion of the Trust).

      Because excessive trading can dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of a Fund's portfolio and increase brokerage and administrative costs, the Funds reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege which we define as more than five exchanges within a one-year period. We may also restrict or refuse exchanges that appear to us to be a pattern of "market timing" or other simultaneous orders affecting significant portions of a Fund's assets.

      The Funds may not be able to prevent excessive use of the exchange privilege or "market timing" by investors trading through omnibus accounts. The Funds do not require Charles Schwab ("Schwab") to monitor the number of exchanges by investors who own their shares of a Fund through Schwab. However, Schwab and the Funds do have procedures in place to detect and prevent exchanges of the

Funds that appear to be a pattern of "market timing" or other simultaneous orders affecting significant portions of a Fund's assets.

      When you redeem shares of a Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

HOW WE VALUE FUND SHARES

      The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, will normally comprise a portion of the assets of the Citizens Balanced Fund and may comprise a portion of assets in the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund and Citizens Global Equity Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

      The value of equity securities held in the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund, Citizens Balanced Fund and Citizens Global Equity Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

      The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class, the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

      We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

      The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund

      As described in the Prospectus, shares of the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price, or if there have been no sales, at the last available bid price. Fixed income investments are generally valued at the closing bid price.

Securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost.

      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

      When market prices or quotations are not readily available, or are believed not to be reliable, the Funds may price those securities using fair value procedures approved by the Trust's Board. A Fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

      The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued using fair value procedures.

Citizens Money Market Fund

      The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

      While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

      The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

      Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with $1.00. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.25%. If the deviation from $1.00 per shares exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

      The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 14 to 15).

TAX MATTERS

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

TAXATION OF THE FUNDS

      FEDERAL TAXES. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of its gross income, the amount of its distributions, and the composition of its portfolio assets.

      If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

      MASSACHUSETTS TAXES. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

      FOREIGN TAXES. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

      If a Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to "pass through" to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. Except in the case of the Citizens Global Equity Fund, we do not expect that any of the Funds will hold sufficient foreign assets to satisfy the 50% test. If the Citizens Global Equity Fund elects to pass through its foreign taxes, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim a credit for any part of such taxes.

TAXATION OF SHAREHOLDERS

      TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions generally are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends may be treated as "qualified dividend income," which is taxed at reduced rates for non-corporate shareholders, to the extent such distributions are derived from, and designated by a fund as, qualified dividend income and certain holding periods are satisfied. If more than 95% of a fund's gross income, other than long-term capital gains, constitutes qualified dividend income, a fund may designate all of its ordinary dividends as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not otherwise a qualified foreign corporation may also be treated as qualified dividend income if the applicable stock is readily tradable on an established U.S. securities market. However, dividends from a passive foreign investment company, foreign personal holding company or foreign investment company will not be treated as qualified dividend income. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

      DIVIDENDS RECEIVED DEDUCTION. For each of the Funds other than Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the federal dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

      "BUYING A DIVIDEND." Any dividend or distribution from a Fund other than the Citizens Money Market Fund (other than daily distributions from Citizens Ultra Short Bond Fund) will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      WITHHOLDING FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution.

Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

      BACKUP WITHHOLDING. The Funds are required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (other than redemption proceeds from Citizens Money Market Fund) and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

      CERTAIN DEBT INSTRUMENTS. An investment by a Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      OPTIONS, ETC. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

      FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of those Funds that are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may need to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

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FINANCIAL STATEMENTS

      The financial statements of each of the Funds, included in the Funds' Annual Reports to shareholders for the fiscal year ended June 30, 2004, are incorporated herein by reference.

PROXY VOTING GUIDELINES AND PROCEDURES

      The Funds consider proxy voting to be an important responsibility. Through proxy voting, the Funds play an important role in guiding businesses toward financial success and responsible social actions. A proxy is a document that provides shareholders with information about issues that will be discussed and voted upon at a stockholders' meeting. Shareholders may attend the meeting and register their votes in person, or mail in their "proxy" ballots. If you own individual shares of stocks, you have probably been asked to vote proxies and are familiar with the ballots.

      The Funds' Board of Trustees has delegated to the Adviser of the Funds the responsibility to vote proxies on behalf of the Funds. Guiding the Funds' proxy voting policies is a dual commitment to shareholders' financial interests and to socially responsible behavior by companies. The Adviser generally votes by mail, but sometimes attends stockholders' meetings to speak out and vote on key social issues. In order to facilitate the actual process of voting proxies, the Adviser has contractually delegated to a third party its administrative duties with respect to voting proxies on behalf of the Funds.

      The Funds' proxy voting guidelines can be grouped into two broad categories:

      - Guidelines for Voting Social Issues: Proposals related to social and policy matters are typically brought forward by shareholders with the objective of amending practices or prompting disclosure. For example, proposals may deal with hiring practices, environmental policy or workplace conditions.

      - Guidelines for Voting Corporate Governance Issues: These proposals by shareholders or management focus on such matters as executive compensation, corporate actions (e.g., mergers and acquisitions), board of directors' composition, etc.

      In order to ensure that the Funds vote proxies in the best interests of shareholders, the Board of Trustees has approved and adopted procedures to properly deal with any material conflicts of interest. The overwhelming majority of proxies voted on behalf of the Funds are voted in accordance with the pre-approved guidelines set forth below. Because these proxies are voted pursuant to pre-determined procedures, the votes are not the product of a conflict of interest. In the limited instances where the Adviser has actual knowledge of a material conflict of interest, between the interests of Fund shareholders and the Adviser or affiliated persons of the Adviser, a proxy voting committee of the Adviser will research the issue and make a unanimous decision regarding how to vote the proxy in a manner that is consistent with the proxy voting procedures and in the best interest of the Funds. If for any reason the Committee is not able to render a decision on how to vote a proxy involving a possible conflict of interest involving the Adviser or an affiliated person of the Adviser, the Committee will delegate to the Funds' Board of Trustees the responsibility to determine how to vote the proxy.

      Below is a general summary of the Funds' proxy voting guidelines. In certain cases the Funds may deviate from these guidelines if, after thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote.

DIVERSITY

The Adviser believes that companies should make every effort to increase diversity on boards of directors and among upper management. There are various reasons to support these initiatives, including the findings of a 1998 study by Hillman, Harris, Cannella and Bellinger, which found that S&P 500 companies with diversity had better shareholder returns with decreased risk to shareholders. The companies with the most women and minority directors produced returns averaging 21% higher than companies with no diversity. Companies with higher levels of diversity are better able to respond to a diverse customer base. Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.

                                       45
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      -     The Adviser will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

      - The Adviser will SUPPORT proposals asking management to report on the company's affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

EQUALITY PRINCIPLES

      - The Adviser will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. The Adviser will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

ANIMAL TESTING

The Adviser does not invest in companies that conduct animal testing when not required by law. However, companies the Adviser invests in may have conducted animal testing in the past or are required to by law. The Adviser urges these companies to prohibit future animal testing or develop a comprehensive testing policy, and to fund programs that develop alternatives to animal testing. We strongly encourage companies to have their testing facilities certified by internationally recognized organizations, such as the American Association for Accreditation of Laboratory Animal Care.

      - The Adviser will SUPPORT proposals asking companies to phase out or stop animal testing.

      - The Adviser will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

ENVIRONMENT

CERES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, the company commits itself to:

      - Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

      -     Clearly define goals and measures of progress;

      - Report to the public the progress towards those goals in a CERES Report format.

      - The Adviser will SUPPORT proposals asking management to endorse the CERES Principles.

EMISSIONS OF POLLUTANTS

The Adviser encourages companies to go beyond the requirements of federal, state and local environmental laws or regulations by adopting innovative approaches to preventing pollution, conserving resources and clearly reporting on the environmental impact of operations.

      - The Adviser will SUPPORT proposals that ask management to control emissions of pollutants.

      - The Adviser will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.

HAZARDS AT FACILITIES

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community.

      - The Adviser will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

TAKE ACTION ON CLIMATE CHANGE

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger storms, more frequent droughts and increased smog. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement.

      - The Adviser will SUPPORT proposals that ask management to report or take action on climate change.

GENETICALLY ENGINEERED PRODUCTS

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.

      - The Adviser will SUPPORT proposals asking management to label, restrict or phase out sales of genetically engineered products.

      - The Adviser will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

HUMAN RIGHTS

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that do not have rigorous labor or environmental codes. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.

      - The Adviser will SUPPORT proposals that ask management to report on global company or contractor labor standards.

      _ The Adviser will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions.

      - The Adviser will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

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OPERATIONS IN MEXICO

In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico. U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods. However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.

      - The Adviser will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

OPERATIONS IN BURMA

The State Peace and Development Council (SPDC), the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest. International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease-fire between various ethnic groups. The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.

Although the Adviser will usually avoid companies with operations in Burma, there may be exceptions. The Adviser will follow these guidelines for proposals related to Burma:

      - The Adviser will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime. We will also support resolutions that ask management to suspend all operations in Burma.

      - The Adviser will SUPPORT proposals that ask management to report on operations in Burma.

      - The Adviser will SUPPORT proposals that ask management to use no contractors in or source products from Burma.

CHINA

As an emerging economic power, China manufactures many products for companies in nations around the world. Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods. The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China.

      - The Adviser will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

      - The Adviser will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

TOBACCO

The Adviser does not invest in companies that are involved in the production of tobacco, but not media companies that may accept advertising revenue from tobacco companies. The Adviser is concerned by the promotion of tobacco products, particularly when they are targeted at children. Additionally, second-hand smoke can pose health risks in the work environment.

      - The Adviser will SUPPORT proposals to sever the company's links to the tobacco industry.

      - The Adviser will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

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The Adviser will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

NON-PARTISANSHIP AND POLITICAL CONTRIBUTIONS

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.

      - The Adviser will SUPPORT proposals asking companies to affirm political non-partisanship.

      - The Adviser will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.

      - The Adviser will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, the Adviser will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

BOARD OF DIRECTORS

The Adviser believes that boards are most effective when they include people from diverse backgrounds who are independent from management. This is the most effective way for the board to represent shareholders' interests. The Adviser defines directors as independent when the following criteria are met:

      -     Director is not an employee of the company.

      - Director is not an employee of a significant supplier or customer of the company.

      - Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

      - Director is not a member of an entity that is one of the company's paid consultants or advisors.

      - Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

      - Director does not have any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member's independent judgment.

The Adviser votes in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

      - The Adviser will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

      - The Adviser will WITHHOLD votes from all directors if less than 50% of directors are independent. Similarly, we withhold votes from all directors if less than 100% of each committee's membership is composed of independent directors. The Adviser considers the audit, compensation and nominating committees to be key committees.

      - The Adviser will WITHHOLD votes from members of the audit committee if non-audit fees to the company's independent accountant exceed 25% of aggregate fees. We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.

                                       49
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      -     The Adviser will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company's auditor.

      - The Adviser will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings. We believe each director should devote the time necessary to effectively perform his or her duties as a director.

      - The Adviser will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of more than five (5) other major companies, or if they are actively employed and serve on the boards of more than two (2) other major companies.

      - The Adviser will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

BOARD OF DIRECTORS - RELATED PROPOSALS

      - The Adviser will SUPPORT proposals to increase diversity and allow union and employee board representation.

      - The Adviser will SUPPORT proposals to remove classified boards, and OPPOSE proposals to instate them. Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense. The Adviser believes the annual election of directors make them more accountable to shareholders.

      - The Adviser generally will SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer. Similarly, we SUPPORT proposals asking the Chair to be an independent director.

      - The Adviser will SUPPORT proposals seeking to increase board independence and committee independence. Similarly, we will SUPPORT proposals that require a majority of independent directors on the board and on each committee.

      - The Adviser will SUPPORT proposals that seek to limit director liability. Recent trends indicate a rise in the number of suits filed against company executives. While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

      - The Adviser will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director. Although the Adviser believes it is important to align the interests of board members with shareholders, we do not want ownership requirements to preclude qualified individuals from serving on the board of directors.

      - The Adviser will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

AUDITORS

The Adviser will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

The Adviser carefully examines the fees paid to the independent auditor, as disclosed in the company's proxy statement, to determine the ratio of non-audit fees to the aggregate. We believe that the objectivity and independence of the auditor is compromised when an overwhelming percentage of fees are obtained from non-audit services.

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OWNERSHIP AND CORPORATE DEFENSES

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. The Adviser is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.

      - The Adviser will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

      - The Adviser will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

      - The Adviser will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

      - The Adviser will OPPOSE management proposals to eliminate preemptive rights.

CORPORATE RESTRUCTURING

The Adviser looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our shareholders and at the social implications to shareholders.

CORPORATE TAKEOVER DEFENSES

Greenmail provisions are designed to thwart hostile takeover attempts. The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers. The Adviser believes this practice is not fair to shareholders, as one party receives a premium not available to other shareholders. Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.

      - The Adviser will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as "Poison Pills" are one of the most popular types of corporate defense mechanisms. Shareholders are given rights to purchase shares at a steep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company's outstanding stock. When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price. The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted. Critics say these poison pill plans give directors strong veto powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.

      - The Adviser will SUPPORT resolutions to redeem shareholder rights plans.

      -     The Adviser will OPPOSE the adoption of a shareholder rights plan.

SHAREHOLDER ISSUES

      - The Adviser will SUPPORT shareholders' rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

      - The Adviser will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

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      -     The Adviser will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers.

      - The Adviser will SUPPORT proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, we will OPPOSE proposals to establish those super-majority requirements.

      - The Adviser will SUPPORT proposals asking the company to consider factors other than the interests of shareholders in assessing a merger or takeover bid.

EXECUTIVE COMPENSATION

The Adviser believes that a properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company. Such a properly implemented program will also align the goals and rewards of employees with those of stockholders. A comprehensive and well-designed compensation program of stock, salary, and bonus components that is clearly understood by all parties can effectively achieve that goal.

Mindful that such compensations should not harm shareholders while enriching executives and employees, the Adviser follows the following guidelines on the various forms of compensation:

      - The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater than 10%. Additionally we will OPPOSE a plan if it has an automatic replenishment feature to add a specified number or percentage of shares for award each year.

      - The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options, to grant reload options, or to accelerate the vesting requirements of outstanding options. The Adviser will also oppose stock option plans with minimum vesting requirements of less than two years.

      - The Adviser will OPPOSE the approval of a stock option plan if the options are priced at less than 100% of fair market value of the underlying shares on the date of the grant.

      - In general, the Adviser will SUPPORT initiatives seeking shareholder approval of executive compensation packages. The Adviser will oppose golden parachute agreements that are greater than 2.99 times the final three-year average salary.

      In certain cases the Adviser, on behalf of the Funds, may deviate from these guidelines if a company's particular situation demands it. However, the Adviser is always guided by the best interests of the Funds' shareholders and social mandates.

      Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800.223.7010, on our website, and on the SEC's website at http://www.sec.gov.

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                       APPENDIX A: DESCRIPTION OF RATINGS

      DESCRIPTION OF BOND RATINGS

      We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch Ratings represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

MOODY'S LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with and original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

      Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa: Obligations rated Aa are judged to be of high quality by all standards, and are subject to very low credit risk..

      A: Obligations rated A are considered upper-medium-grade obligations, and are subject to low credit risk.

      Baa: Obligations rated Baa are subject to moderate credit risk. They are considered as medium-grade, and as such may possess certain speculative characteristics.

      Ba: Obligations rated Ba are judged to have speculative elements, and are subject to substantial credit risk.

      B: Obligations rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Obligations rated Caa are of poor standing, and are subject to very high credit risk..

      Ca: Obligations rated Ca are highly speculative, and are likely in, or very near, default with some prospect of recovery of principal and interest.

      C: Obligations rated C are the lowest rated class of bonds, and are typically in default with little prospect for recovery of principal or interest.

      RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

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STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

      - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation; and

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued

      D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also

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will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      c

      The `c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

      p

      The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

      *

      Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      r

      The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      N.R.
      Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS

      AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

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      BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" indicates the lowest recovery potential, i.e. below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 -- Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

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STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

      A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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                              BINGHAM MCCUTCHEN LLP
                               150 Federal Street
                              Boston, MA 02110-1726
                                 T 617.951.8000

                                 October 7, 2004

      VIA EDGAR

      Securities and Exchange Commission
      Judiciary Plaza
      450 Fifth Street NW
      Washington, DC 20549

          Re:   Citizens Funds
                File Nos. 2-80886, 811-03626

      Dear Sir or Madam:

            On behalf of our client, Citizens Funds, a Massachusetts business trust (the "Trust"), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, we are transmitting for filing via EDGAR a Statement of Additional Information dated August 27, 2004, as amended October 7, 2004, for Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Small Cap Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund, all series of the Trust.

            Pursuant to the requirements of Rule 497(g), the paragraph of Rule 497 under which this filing is made and the file numbers of the Trust's Registration Statement are noted on the Statement of Additional Information.


            Please call the undersigned at 617-951-8567 if you have any questions with respect to this filing.

                                                     Sincerely,

                                                     /s/ Paul B. Raymond
                                                     ----------------------
                                                     Paul B. Raymond